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                                                                    EXHIBIT 99.2
                           RESCISSION REJECTION FORM

     The undersigned hereby REJECTS the Rescission Offer made by Centerprise Advisors, Inc. by a Prospectus dated ____________, 1999.


Date: ___________, 1999                          _______________________________

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                                                 Name: _________________________